                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ W. Michael West
                                            ------------------------------------

                                            Name: W. Michael West

                                            Title: Chairman of the Board

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ Joahua W. Soske
                                            ------------------------------------

                                            Name: Joshua Soske

                                            Title: Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ Philip J. Quigley
                                            ------------------------------------

                                            Name: Philip J. Quigley

                                            Title: Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ Frank J. Marshall
                                            ------------------------------------

                                            Name: Frank J. Marshall

                                            Title: Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ John F. Malone
                                            ------------------------------------

                                            Name: John F. Malone

                                            Title: Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ Jeffrey M. Drazan
                                            ------------------------------------

                                            Name: Jeffrey M. Drazan

                                            Title: Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        I, the undersigned, do hereby make, constitute and appoint Steven M. Bauman and Stanley E. Kazmierczak, and each of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with VINA Technologies, Inc. as shown below, to execute for me and on my behalf one or more registration statements on Form S-8 (the "Registration Statements") and any and all amendments and supplements thereto, including post-effective amendments, relating to the VINA Technologies, Inc. Employee Stock Purchase Plan, and to the resale by Nancy Smith of common stock of VINA Technologies, Inc. acquired upon the exercise of options issued under one or more of the Vina Technologies, Inc. 1996 Stock Option/Stock Issuance Plan, the Vina Technologies, Inc. Stock Incentive Plan or the Vina Technologies, Inc. 1998 Stock Plan, and to file the Registration Statements, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and do hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have executed this Power of Attorney as of August 9, 2000.



                                            /s/ Stanley E. Kazmierczak
                                            ------------------------------------

                                            Name: Stanley E. Kazmierczak

                                            Title: Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer